                                                                   EXHIBIT 10.22

                   PROMISSORY NOTE SECURED BY DEED OF TRUST
                   ----------------------------------------

$500,000                                                    San Jose, California
                                                            March 24, 1998

     FOR VALUE RECEIVED, the undersigned, Thomas W. Steipp ("Employee") and Debra L. Steipp, husband and wife ("Borrowers"), promise to pay to Symmetricom, Inc., a California corporation (the "Company"), or order, the principal amount of Five Hundred Thousand Dollars ($500,000). The outstanding principal amount shall not bear interest except as otherwise provided below with respect to a default.

     The outstanding principal amount shall be due and payable to the holder hereof at 2300 Orchard Parkway, San Jose, California 95131, or such other place as the holder hereof may designate, upon the earlier of the following dates (collectively, "Maturity Events"):

     (i) Five (5) days following the date that Employee resigns from the Company.

     (ii) Five (5) days following the date that Employee's employment with the Company is terminated for cause. The term "termination for cause" includes, without limitation, dishonesty, commission of a felony, a breach of Employee's fiduciary duty or willful failure to follow a directive of the Company or the Board of Directors of the Company.

     (iii) Three hundred sixty (360) days following the date that Employee's employment with the Company is terminated without cause.

     (iv) The date of any sale, conveyance, assignment, alienation or any other form of transfer, whether voluntary or involuntary, of that certain real property commonly known as 15560 Shannon Road, Los Gatos, California (the "Property"), or any part thereof or interest therein; except that the following transfers of the Property shall not be deemed to be a Maturity Event:

           a) A transfer upon the death of Employee to Employee's surviving spouse (provided the surviving spouse is an obligor hereunder) or to Employee upon the death of Employee's surviving spouse;

           b) A transfer by an obligor hereof whereby such obligor's spouse becomes a co-owner of the Property;

           c) A transfer resulting from a decree of dissolution of the marriage or legal separation of Employee and Debra L. Steipp or from a property settlement agreement incidental to such a decree which requires the obligor spouse to assume responsibility for the obligations under this Note and the Deed of Trust (hereinafter defined) and pursuant to which Employee or Debra L. Steipp (whoever is the obligor) becomes the sole owner of the Property; or

           d) A transfer by one or both obligors under the Note into an inter vivos trust in which one or both obligors are beneficiaries.

     (v)  March 25, 2008.

     In the event that any of the following occurs, then unless otherwise prohibited by law, the holder hereof shall have the option, without demand or notice, to declare the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon to be immediately due and payable: (i) Borrowers default in the payment of principal or interest when due pursuant to the terms hereof; (ii) Borrowers default in their performance of any obligation contained in the deed of trust encumbering the Property and securing this Note (the "Deed of Trust") or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note; (iii) any representation or warranty contained in this Note, the Deed of Trust, or any other agreement or instrument executed in connection with the loan proves to have been false or misleading in any material respect; (iv) Borrowers default in their obligation to pay any indebtedness or to perform any other obligation which is secured by a deed of trust or other lien on the Property or default under any deed of trust securing such indebtedness; or (v) Borrowers default in their obligation to pay any indebtedness evidenced by any promissory note executed by Borrowers and payable to the holder hereof or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness.

     The principal amount evidenced by this Note shall be used by Borrowers to purchase the Property which shall become the primary residence of Borrowers. This Note shall be secured by a deed of trust given by Borrowers to the Company (the "Deed of Trust"). The Deed of Trust shall be a first-priority deed of trust.

     In addition to causing the execution and delivery of the Deed of Trust, Borrowers shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first-priority lien on the Property in favor of the Company, which shall secure this Note. Borrowers shall furnish evidence reasonably satisfactory to the Company that as of the date of the close of escrow for the Property: (i) Borrowers shall have good and marketable title to the Property; (ii) the consent of no other person or entity shall be required to grant a security interest in the Property to the Company; and (iii) there shall be no deed of trust, mortgage or other encumbrance against the Property or other title defect unless approved by the Company, which approval may be withheld in the Company's sole discretion. If it should hereafter be determined that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant to, and perfect in, the Company a valid first-priority lien on the Property, Borrowers shall, promptly on demand by the Company, take all actions necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrowers to comply with the provisions of this paragraph shall be deemed a default under this Note and the Deed of Trust.

     In the event any amount owed by Borrowers pursuant to this Note is not paid when due, such unpaid amount shall bear interest from the due date until paid at a rate equal to the lower of: (i) ten percent (10%) per annum; or (ii) the maximum rate permitted by law. After such due date, all payments shall be credited first to accrued interest and then to principal.

     If an action is instituted for collection of this Note, the Borrowers agree to pay court costs and reasonable attorneys' fees incurred by the holder thereof.

     This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Borrowers and the holder hereof. No delay or failure by the holder hereof in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by the holder hereof for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the holder hereof under contract or under law. The rights of the Company under this Note are in addition to any other rights and remedies which the holder hereof may have.

     This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of laws of that State.

     This Note may be prepaid at any time without penalty.

     THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT:
(a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL;
(c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWERS HEREBY ACKNOWLEDGE THAT THE COMPANY HAS MADE NO REPRESENTATION OR WARRANTY TO BORROWERS CONCERNING THE INCOME TAX CONSEQUENCES OF THE LOAN TO BORROWERS, AND BORROWERS SHALL BE SOLELY RESPONSIBLE FOR ASCERTAINING AND BEARING SUCH TAX CONSEQUENCES. BORROWERS FURTHER ACKNOWLEDGE THAT (i) THE COMPANY MAY, IN ITS SOLE DISCRETION, DETERMINE THAT IT IS REQUIRED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE RULES AND REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE ("IRS")

THEREUNDER, TO IMPUTE INTEREST ON THE PRINCIPAL OF THIS NOTE AT THE RATE
SET BY THE IRS, (ii) THE AMOUNT OF ANY SUCH IMPUTED INTEREST WOULD BE DEEMED TO BE COMPENSATION INCOME TO EMPLOYEE WHICH WOULD BE SUBJECT TO TAX WITHHOLDING, AND (iii) IF SO DETERMINED BY THE COMPANY, THE COMPANY WOULD REPORT AND WITHHOLD THE REQUIRED AMOUNT OUT OF THE CURRENT COMPENSATION PAID TO EMPLOYEE IN ACCORDANCE WITH THE CODE AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                                    BORROWERS:


                                    /s/ Thomas W. Steipp
                                    -------------------------------------
                                    Thomas W. Steipp

                                    /s/ Debra L. Steipp
                                    by Thomas W. Steipp Attorney-in-Fact
                                    -------------------------------------
                                    Debra L. Steipp

                   PROMISSORY NOTE SECURED BY DEED OF TRUST
                   ----------------------------------------


$400,000                                                    San Jose, California
                                                            24 March, 1998

     FOR VALUE RECEIVED, the undersigned, Thomas W. Steipp ("Employee") and Debra L. Steipp, husband and wife ("Borrowers"), promise to pay to Symmetricom, Inc., a California corporation (the "Company"), or order, the principal amount of Four Hundred Thousand Dollars ($400,000) together with interest on the outstanding principal balance at the rate of six percent (6%) per annum.

     The outstanding principal amount and all accrued and unpaid interest on the outstanding principal amount, to the extent not forgiven pursuant to the terms hereof, shall be due and payable to the holder hereof at 2300 Orchard Parkway, San Jose, California 95131, or such other place as the holder hereof may designate, upon the earlier of the following dates (collectively, "Maturity Events"):

     (i) Five (5) days following the date that Employee resigns from the Company.

     (ii) Five (5) days following the date that Employee's employment with the Company is terminated for cause. The term "termination for cause" includes, without limitation, dishonesty, commission of a felony, a breach of Employee's fiduciary duty or willful failure to follow a directive of the Company or the Board of Directors of the Company.

     (iii) Three hundred sixty (360) days following the date that Employee's employment with the Company is terminated without cause.

     (iv) The date of any sale, conveyance, assignment, alienation or any other form of transfer, whether voluntary or involuntary, of that certain real property commonly known as 15560 Shannon Road, Los Gatos, California (the "Property"), or any part thereof or interest therein; except that the following transfers of the Property shall not be deemed to be a Maturity Event:

           a) A transfer upon the death of Employee to Employee's surviving spouse (provided the surviving spouse is an obligor hereunder) or to Employee upon the death of Employee's surviving spouse;

           b) A transfer by an obligor hereof whereby such obligor's spouse becomes a co-owner of the Property;

           c) A transfer resulting from a decree of dissolution of the marriage or legal separation of Employee and Debra L. Steipp or from a property settlement agreement incidental to such a decree which requires the obligor spouse to assume responsibility for the obligations under this Note and the Deed of Trust (hereinafter defined) and pursuant to which Employee or Debra L. Steipp (whoever is the obligor) becomes the sole owner of the Property; or

           d) A transfer by one or both obligors under the Note into an inter vivos trust in which one or both obligors are beneficiaries.

     (v)  March 25, 2008.

     Notwithstanding the foregoing to the contrary, on each of June 25, 1998, June 25, 1999, June 25, 2000 and June 25, 2001 (each, a "Forgiveness Date"), so long as there is then no uncured default hereunder or a default under the Deed of Trust (hereinafter defined), that certain Promissory Note between Borrower and the Company of even date herewith with an original principal amount of $500,000 (the "Other Note"), or the deed of trust securing the Other Note, Employee is still employed by the Company, and no Maturity Event shall have occurred, the principal amount hereof shall be automatically reducedby the sum of One Hundred Thousand Dollars ($100,000) and all accrued and unpaid interest on the outstanding principal amount shall be automatically foregiven, without fee or penalty, and on each such date Borrowers shall be released and relieved from the obligation to repay such amounts to the holder hereof.

Any portion of the outstanding principal amount and all accrued and unpaid interest which is not forgiven pursuant to this paragraph shall be due and payable as otherwise set forth in this Note.

     In the event that any of the following occurs, then unless otherwise prohibited by law, the holder hereof shall have the option, without demand or notice, to declare the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon to be immediately due and payable: (i) Borrowers default in the payment of principal or interest when due pursuant to the terms hereof; (ii) Borrowers default in their performance of any obligation contained in the deed of trust encumbering the Property and securing this Note (the "Deed of Trust") or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note; (iii) any representation or warranty contained in this Note, the Deed of Trust, or any other agreement or instrument executed in connection with the loan proves to have been false or misleading in any material respect; (iv) Borrowers default in their obligation to pay any indebtedness or to perform any other obligation which is secured by a deed of trust or other lien on the Property or default under any deed of trust securing such indebtedness; or (v) Borrowers default in their obligation to pay any indebtedness evidenced by any promissory note executed by Borrowers and payable to the holder hereof or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness.

     The principal amount evidenced by this Note shall be used by Borrowers to purchase the Property which shall become the primary residence of Borrowers. This Note shall be secured by a deed of trust given by Borrowers to the Company (the "Deed of Trust"). The Deed of Trust shall be a second-priority deed of trust, subject only to that certain Deed of Trust made by Borrowers to the Company securing that certain Promissory Note Secured by Deed of Trust made by Borrowers in favor of the Company with an original principal amount of Five Hundred Thousand Dollars ($500,000).

     In addition to causing the execution and delivery of the Deed of Trust, Borrowers shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid second-priority lien on the Property in favor of the Company, which shall secure this Note.
Borrowers shall furnish evidence reasonably satisfactory to the Company that as of the date of the close of escrow for the Property: (i) Borrowers shall have good and marketable title to the Property; (ii) the consent of no other person or entity shall be required to grant a security interest in the Property to the Company; and (iii) there shall be no deed of trust, mortgage or other encumbrance against the Property or other title defect unless approved by the Company, which approval may be withheld in the Company's sole discretion. If it should hereafter be determined that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant to, and perfect in, the Company a valid second-priority lien on the Property, Borrowers shall, promptly on demand by the Company, take all actions necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrowers to comply with the provisions of this paragraph shall be deemed a default under this Note and the Deed of Trust.

     In the event any amount owed by Borrowers pursuant to this Note is not paid when due, such unpaid amount shall bear interest from the due date until paid at a rate equal to the lower of: (i) ten percent (10%) per annum; or (ii) the maximum rate permitted by law. After such due date, all payments shall be credited first to accrued interest and then to principal.

     If an action is instituted for collection of this Note, the Borrowers agree to pay court costs and reasonable attorneys' fees incurred by the holder thereof.

     This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Borrowers and the holder hereof. No delay or failure by the holder hereof in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by the holder hereof for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the holder hereof under contract or under law. The rights of the Company under this Note are in addition to any other rights and remedies which the holder hereof may have.

     This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of laws of that State.

     This Note may be prepaid at any time without penalty.

     THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON

THE PART OR BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWERS HEREBY ACKNOWLEDGE THAT THE COMPANY HAS MADE NO REPRESENTATION OR WARRANTY TO BORROWERS CONCERNING THE INCOME TAX CONSEQUENCES OF THE LOAN TO BORROWERS, AND BORROWERS SHALL BE SOLELY RESPONSIBLE FOR ASCERTAINING AND BEARING SUCH TAX CONSEQUENCES. BORROWERS FURTHER ACKNOWLEDGE THAT (i) THE COMPANY MAY, IN ITS SOLE DISCRETION, DETERMINE THAT IT IS REQUIRED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE RULES AND REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE ("IRS") THEREUNDER, TO IMPUTE INTEREST ON THE PRINCIPAL OF THIS NOTE AT THE RATE SET BY THE IRS, (ii) THE AMOUNT OF ANY SUCH IMPUTED INTEREST WOULD BE DEEMED TO BE COMPENSATION INCOME TO EMPLOYEE WHICH WOULD BE SUBJECT TO TAX WITHHOLDING, AND (iii) IF SO DETERMINED BY THE COMPANY, THE COMPANY WOULD REPORT AND WITHHOLD THE REQUIRED AMOUNT OUT OF THE CURRENT COMPENSATION PAID TO EMPLOYEE IN ACCORDANCE WITH THE CODE AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                                    BORROWERS:

                                    /s/ Thomas W. Steipp
                                    -------------------------------------
                                    Thomas W. Steipp


                                    /s/ Debra L. Steipp
                                    by Thomas W. Steipp Attorney-in-Fact
                                    --------------------------------------
                                    Debra L. Steipp